SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2002

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29229 Canwood Street, Suite 206, Agoura Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 865-3500

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7(c). Financial Statement and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

     Item 5. Other Events
     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 5. Other Events.

Litigation.

On July 30, 2002, the U.S. District Court, Southern District of New York, granted our application for a preliminary injunction against our former President and sole director, Jeffrey A. Muller, and others. We attach to this Form 8-K a copy of the Order for Preliminary Injunction.

We also attach to this Form 8-K and incorporate herein by this reference copies of our press releases dated July 31, 2002, and July 3, 2002, concerning our commencement of litigation against Muller, his wife, Lyn Muller, various Muller family members, and other shareholders; the U.S. District Court’s approval of the Final Judgment of Permanent Injunction and Other Relief against us; the U.S. District Court’s issuance of a temporary restraining order and preliminary injunction order against Muller and others pending trial on our cross-complaint; and other matters.

Expansion of our board of directors.

As announced previously, we expanded our board of directors to include five new members. We attach our press release dated June 14, 2002, to this Form 8-K.

Item 7(c). Financial Statement and Exhibits.

(c)  Exhibits

Exhibit
Number	Description

99.1	Order for Preliminary Injunction
99.2	Press release dated July 31, 2002
99.3	Press release dated July 3, 2002
99.4	Press release dated June 14, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2002	SAVE THE WORLD AIR, INC

	By:	/s/ Eugene E. Eichler

Eugene E. Eichler Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Order for Preliminary Injunction
99.2	Press release dated July 31, 2002
99.3	Press release dated July 3, 2002
99.4	Press release dated June 14, 2002